VALUE ADDED TAX RECEIVABLE	12 Months Ended
Dec. 31, 2017
Trade and other receivables [abstract]
VALUE ADDED TAX RECEIVABLE
VALUE ADDED TAX RECEIVABLE

	December 31, 2017	December 31, 2016
	$	$
Current (note 5)	7,004	13,462
Non-current (note 8)	6,751	6,531
	13,755	19,993

Value added tax ("VAT") paid in Argentina in relation to the Puna Operations is recoverable under Argentina law during the production stage of a mine and we apply to the Argentina government to recover the applicable VAT on an ongoing basis. There have, at times, been significant delays in obtaining final approvals and, therefore, the collection of VAT and the classification reflects best estimates of timing of recoveries.

The VAT receivables balance in Argentina is denominated in Argentine pesos. Accordingly, foreign currency fluctuations could materially impact the value of the VAT receivables in U.S. dollars, as discussed further in note 23(a)(ii).

Certain VAT receivables in Argentina are only recoverable against local sales. As a result of cessation of open pit mining at the Puna Operations in 2017, there is uncertainty about our ability to fully recover VAT receivables from local sales, and therefore, we have provided for $3,603,000 of VAT receivables at December 31, 2017 (December 31, 2016 - $3,365,000). We believe that the remaining balance is fully recoverable and have not provided an allowance, as discussed further in note 23(b).